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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 2003


                               SUITE 101.COM, INC
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           (Exact name of the Registrant as specified in its charter)



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
            DELAWARE                          0-25136                           33-0464753
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(State or other jurisdiction of       (Commission File Number)     (I.R.S. Employer Identification No.)
 incorporation or organization)
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        347 Bay Street - Suite 301 - Toronto, Ontario, Canada     M5H 2R7
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    (Address of the Registrant's principal executive offices)     (Zip Code)

                                 (416) 628-5901
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              Registrant's telephone number, including area code:


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         (Former name or former address, if changed since last report.)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial statements of business acquired.
                         Not applicable

        (b)    Pro forma financial information
                         Not applicable

        (c)    Exhibits:

               99.1     Press Release dated August 13, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SUITE 101.COM, INC.

                                        By:   /s/  Brent Peters
                                              ------------------------
                                              Brent Peters, CFO


Date: August 13, 2003


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